UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)  January 12, 2010

NEW ENERGY SYSTEMS GROUP
(Exact name of registrant as specified in the Charter)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

917-573-0302
(Issuer Telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On January 12, 2010, New Energy Systems Group (the “Company”) closed the transactions contemplated by the share exchange agreement (the “Share Exchange Agreement”)  dated December 11, 2009 with Shenzhen NewPower Technology Co., Ltd. (“NewPower”).  Pursuant to the Share Exchange Agreement, the Company acquired NewPower.  Further information about the Share Exchange Agreement was provided above under Item 1.01 of the Current Report filed by the Company on December 15, 2009.

Pursuant to the Share Exchange Agreement, the Company issued to the shareholders of NewPower, proportionally among the NewPower Shareholders in accordance with their respective ownership interests in NewPower immediately before the closing of the Share Exchange, an aggregate of 1,823,346 shares of the Company’s Common Stock with a restrictive legend, and US $3,000,000. The Company paid US $3,000,000 in December of 2009.

There were no material relationships between the Company or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

Item 3.02   Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on January 12, 2010, we issued 1,823,346 shares of our Common Stock. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, in part pursuant to Regulation S under the Securities Act of 1933 and in part pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations of the Anytone International Shareholders which included, in pertinent part, that such shareholders were not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that these Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01   Financial Statements and Exhibits.

The following financial statements are hereby included as part of this Current Report.

(a)     Financial Statements Of Businesses Acquired.

Report of Independent Registered Public Accounting Firm
Balance Sheets at December 31, 2008 and 2007
Statements of Income and Comprehensive Loss for the Years Ended December 31, 2008 and 2007
Statements of Stockholders’ Deficit for the Years Ended December 31, 2008 and 2007
Statements of Cash Flows for the Years Ended December 31, 2008 and 2007
Notes to the Financial Statements

Balance Sheets as of September 30, 2009 and December 31, 2008
Statement of Income and Comprehensive Income for the Nine Months Ended September 30, 2009 and 2008
Statement of Cash Flows for the Nine Months Ended September 30, 2009 and 2008
Notes to the Financial Statements

(b)	Pro forma financial information.

Pro Forma Consolidated Financial Statements:
NEW ENERGY SYSTEMS GROUP AND SHENZHEN NEWPOWER TECHNOLOGY CO., LTD

Pro Forma Consolidated Balance Sheet as of September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2008
Notes to Pro Forma Consolidated Financial Statements

Pro Forma Consolidated Financial Statements:
NEW ENERGY SYSTEMS GROUP, ANYTONE INTERNATIONAL (H.K.) CO., LTD, SHENZHEN
NEWPOWER TECHNOLOGY CO., LTD

Pro Forma Consolidated Balance Sheet as of September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2008
Notes to Pro Forma Consolidated Financial Statements

(d)	Exhibits:
10.1
Share Exchange Agreement dated December 11, 2009 between New Energy Systems Group, and Shenzhen NewPower Technology Co., Ltd. *
* Filed as an exhibit to the Form 8-K of the Company filed with the SEC on December 15, 2009.

99.1	Press Release dated January 13, 2010.* * Filed as an exhibit to the Form 8-K of the Company filed with the SEC on January 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENERGY SYSTEMS GROUP

Date: March 15, 2010	By:	/s/ Fushun Li
Name: Fushun Li
Title: Chief Executive Officer and Director

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

Contents

Page

Report of Independent Registered Public Accounting Firm	F-1

Financial Statements:

Balance Sheets as of December 31, 2008 and 2007	F-2

Statements of Income and Comprehensive Loss For the years ended December 31, 2008 and 2007	F-3

Statement of Stockholders' Deficit For the years ended December 31, 2008 and 2007	F-4

Statement of Cash Flows For the years ended December 31, 2008 and 2007	F-5

Notes to the Financial Statements	F-6 – F-13

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of Shenzhen NewPower Technology Co., Ltd.

We have audited the accompanying balance sheets of Shenzhen NewPower Technology Co., Ltd. as of December 31, 2008 and 2007, and the related statements of income and comprehensive loss, stockholders' deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen NewPower Technology Co., Ltd. as of December 31, 2008 and 2007, and the results of its operations and its consolidated cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Goldman Parks Kurland Mohidin, LLP
Encino, California
December 18, 2009

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
BALANCE SHEETS

	December 31, 2008	December 31, 2007
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$10,293	$21,765
Accounts receivable	1,526,782	1,331,291
VAT receivable	512,647	317,507
Inventory	4,932,820	2,606,356

Total current assets	6,982,542	4,276,919

PROPERTY AND EQUIPMENT, NET	301,284	331,489

TOTAL ASSETS	$7,283,826	$4,608,408

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$2,075,245	$1,882,526
Accrued salary and welfare	64,106	59,123
Due to shareholders	6,759,723	4,002,961

Total current liabilities	8,899,074	5,944,610

CONTINGENCIES AND COMMITMENTS

STOCKHOLDERS' DEFICIT
Paid in capital	120,818	120,818
Accumulated other comprehensive loss	(145,869)	(52,927)
Accumulated deficit	(1,590,197)	(1,404,093)

Total stockholders' deficit	(1,615,248)	(1,336,202)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$7,283,826	$4,608,408

The accompanying notes are an integral part of these financial statements.

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	YEARS ENDED DECEMBER 31,
	2008	2007

Net sales	$12,229,973	$9,289,170

Cost of goods sold	(11,900,451)	(10,103,074)

Gross profit (loss)	329,522	(813,904)

Operating expenses
Selling expenses	(161,668)	(145,623)
General and administrative expenses	(361,068)	(321,017)

Total operating expenses	(522,736)	(466,640)

Loss from operations	(193,214)	(1,280,544)

Non-operating income (expenses)
Interest income	7,210	10,015
Financial expenses	(100)	(76)

Total non-operating income, net	7,110	9,939

Net loss	(186,104)	(1,270,605)

Other comprehensive item
Foreign currency translation	(92,942)	(54,950)

Comprehensive loss	$(279,046)	$(1,325,555)

The accompanying notes are an integral part of these financial statements.

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31,2008 AND 2007

	Paid in capital	Other comprehensive income (loss)	Accumulated deficit	Total

Balance at January 1, 2007	$120,818	$2,023	$(133,488)	$(10,647)

Net loss for the year	-	-	(1,270,605)	(1,270,605)

Foreign currency translation loss	-	(54,950)	-	(54,950)

Balance at December 31, 2007	120,818	(52,927)	(1,404,093)	(1,336,202)

Net loss for the year	-	-	(186,104)	(186,104)

Foreign currency translation loss	-	(92,942)	-	(92,942)

Balance at December 31, 2008	$120,818	$(145,869)	$(1,590,197)	$(1,615,248)

The accompanying notes are an integral part of these financial statements.

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
STATEMENTS OF CASH FLOWS

	YEARS ENDED DECEMBER 31,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(186,104)	$(1,270,605)
Adjustments to reconcile net loss to net cash
Used in operating activities:
Depreciation and amortization	51,680	47,190
Increase in current assets:
Accounts receivable	(104,204)	(1,073,308)
VAT receivable	(171,006)	(335,475)
Inventory	(2,116,820)	(1,617,880)
Increase (decrease) in current liabilities:
Accounts payable	64,966	1,687,770
Accrued salary and welfare	988	(15,720)

Net cash used in operating activities	(2,460,500)	(2,578,028)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due to shareholders	2,447,768	2,103,658

Net cash provided by financing activities	2,447,768	2,103,658

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	1,260	13,473

NET DECREASE IN CASH & CASH EQUIVALENTS	(11,472)	(460,897)

CASH & CASH EQUIVALENTS, BEGINNING OF YEAR	21,765	482,662

CASH & CASH EQUIVALENTS, END OF YEAR	$10,293	$21,765

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income tax paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
NOTES TO THE FINANICAL STATEMENTS
DECEMBER 31, 2008 AND 2007

1. ORGANIZATION AND DISCRIPTION OF BUSINESS

Shenzhen NewPower Technology Co., Ltd. (the “Company” or “NewPower”) was incorporated in Guangdong Province, People’s Republic of China (“PRC”) in 2004. NewPower engages in manufacture of lithium ion batteries for cell phones and other portable devices. The Company’s products include low end cell phone batteries and high capacity batteries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with United States generally accepted accounting principle (“US GAAP”).  The Company’s functional currency is the Chinese Renminbi (“RMB”); however the accompanying financial statements have been translated and presented in United States Dollars (“$”).

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable.  Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, the Company didn’t make any allowance at December 31, 2008 and 2007, respectively.

Inventories

Inventories are valued at lower of cost or net realizable value with cost determined on a weighted average basis. Management compares the cost of inventories with the net realizable value and an allowance is made to write down inventories to net realizable value, if lower.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of 5-10 years.

Income Taxes

The Company utilizes Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that were included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes on January 1, 2007. As a result of the implementation of FIN 48, the Company made a comprehensive review of its tax positions in accordance with recognition standards established by FIN 48. As a result of the implementation of Interpretation 48, the Company recognized no material adjustments to liabilities or stockholders’ equity. When tax returns are filed, it is likely some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits is classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income. At December 31, 2008 and 2007, the Company did not take any uncertain positions that necessitated recording of tax related liability.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) 104.  Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, the possible return of goods, or when the amount of revenue and the costs incurred or to be incurred in respect of the transaction cannot be measured reliably. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products sold in the PRC are subject to Chinese value-added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Cost of Revenue

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the products.  Write-down of inventory to lower of cost or net realizable value is also recorded in cost of goods sold.

Concentration of Credit Risk

The operations of the Company are located in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company's operations are calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Basic and Diluted Net Loss per Share

The Company is a limited company formed under the laws of the PRC. Like LLCs in the United States, limited companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed.  Accordingly, loss per share data are not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires the Company disclose estimated fair values of financial instruments.  The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income

For financial reporting purposes, RMB were translated into United States dollars (“USD”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet dates. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income (loss)". Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after either balance sheet dates.

The Company uses SFAS 130 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the years ended December 31, 2008 and 2007 included net income and foreign currency translation adjustments.

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance.  Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 had no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.  All of the Company's assets are located in the PRC.

New Accounting Pronouncements

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with USA GAAP in the United States (the GAAP hierarchy).  SFAS 162 adoption did not have an effect on the Company’s financial statements.

Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS 142-3”). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), and requires additional disclosures. The objective of FSP FAS 142-3 is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141 (R), “Business Combinations” (“SFAS 141(R)”), and other accounting principles generally accepted in the USA. FSP FAS 142-3 applies to all intangible assets, whether acquired in a business combination or otherwise and shall be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The guidance for determining the useful life of intangible assets shall be applied prospectively to intangible assets acquired after the effective date. The disclosure requirements apply prospectively to all intangible assets recognized as of, and subsequent to, the effective date. Early adoption is prohibited.

Fair Value of Measurements

On January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements,” SFAS 157 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measurements. The three levels are defined as follow:

	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.


Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

As of December 31, 2008, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Non-Controlling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51

In December 2007, FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51." SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a non-controlling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. The amount of net income attributable to the non-controlling interest will be included in consolidated net income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the non-controlling equity investment on the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interests of the parent and its non-controlling interest. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company expects SFAS 160 will have an impact on accounting for business combinations, but the effect is dependent upon acquisitions at that time.

Business Combinations

SFAS 141 (Revised 2007), Business Combinations (SFAS 141(R)), is effective for the Company for business combinations for which the acquisition date is on or after January 1, 2009. SFAS 141(R) changes how the acquisition method is applied in accordance with SFAS 141. The primary revisions to this Statement require an acquirer in a business combination to measure assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, at their fair values as of that date, with limited exceptions specified in the Statement. This Statement also requires the acquirer in a business combination achieved in stages to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with the Statement). Assets acquired and liabilities assumed arising from contractual contingencies as of the acquisition date are to be measured at their acquisition-date fair values, and assets or liabilities arising from all other contingencies as of the acquisition date are to be measured at their acquisition-date fair value, only if it is more likely than not that they meet the definition of an asset or a liability in FASB Concepts Statement No. 6, Elements of Financial Statements. This Statement significantly amends other Statements and authoritative guidance, including FASB Interpretation No. 4, Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method, and now requires the capitalization of research and development assets acquired in a business combination at their acquisition-date fair values, separately from goodwill. FASB Statement No. 109, Accounting for Income Taxes, was also amended by this Statement to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company expects SFAS 141R will have a significant impact on accounting for business combinations, but the effect is dependent upon acquisitions at that time.

Accounting for Non-Refundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities

In June 2007, FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities,” which addresses whether non-refundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. EITF 07-03 is effective for fiscal years beginning after December 15, 2008.  The adoption of EITF 07-03 did not have a significant impact on the Company’s financial statements.

3. INVENTORY

Inventory at December 31, 2008 and 2007 consisted of raw materials, work in process and finished goods as following:

	2008	2007
Raw Material	$117,514	$141,441
Work In Process	75,487	73,590
Finished Goods	4,739,819	2,391,325
	$4,932,820	$2,606,356

4. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at December 31, 2008 and 2007, respectively:

	2008	2007
Production equipment	$437,326	$409,748
Office equipment	3,699	3,466
Less: Accumulated depreciation	(139,741)	(81,725)
	$301,284	$331,489

5. CONCENTRATION

The Company purchased its products from four vendors during 2008 with the vendors accounting for 28%, 18%, 15% and 14% of total purchases, respectively. Accounts payable to these vendors was $1,637,175 as of December 31, 2008.  The Company had four vendors during 2007 with the vendors accounting for 27%, 19, 15% and 13% of the total purchases, respectively.  Accounts payable to these vendors was $1,393,496, as of December 31, 2007.  No customer accounted for more than 10% of sales as at December 31, 2008 and 2007.

6. DUE TO SHAREHOLDERS

Due to shareholders represented cash advances from the Company’s shareholders for daily operations, which are unsecured, non-interest bearing and payable upon demand.

7. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises in special districts, which was subject to tax at a statutory rate of 18% for 2008, and 15% for 2007 on income reported in the statutory financial statements after appropriated tax adjustments.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended December 31, 2008 and 2007, respectively:

	2008		2007
US statutory rate on taxable loss	(34.0%	)	(34.0%	)
Tax rate difference	16.0%		19.0%
Valuation allowance	18.0%		15.0%
Tax per financial statements	-%		-%

The Company adopted FIN 48 effective January 1, 2007 which did not require an accrual for uncertain tax positions as of January 1, 2007.  There was no change in unrecognized tax benefits and accrual for uncertain tax positions as of December 31, 2008 and 2007.

8. COMMITMENTS

On July 1, 2004, the Company entered into a five-year, non-cancelable, and renewable operating lease with an unrelated third party for monthly rent of approximately $4,000 (RMB 30,000). The lease expired June 30, 2009. Upon expiration, the Company renewed the lease through August 31, 2012, with a monthly payment of approximately $6,300 (RMB 43,000) from September 1, 2009.

The Company outsourced canteen service to a third party for providing its employees free meals including breakfast, lunch, dinner and late night snack for monthly payment of approximately $11,519 (RMB 80,000), the outsourcing period was from January 1, 2008 to December 31, 2008, with an option to renew. The Company extended the outsourcing period to August 31, 2010 with adjusted monthly payment of approximately $10,980 (RMB 75,000) that is effective on September 1, 2009.

Future minimum rental and service payments required under above operating leases are as follows as of December 31, 2008:

Year ending December 31,	Amount

2009	$192,800
2010	163,400
2011	75,600
2012	50,400
Total	$482,200

Total rent expense and canteen outsourcing expense for the years ended December 31, 2008 and 2007 was approximately $190,000 and $173,500, respectively.

9. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

10. SUBSEQUENT EVENTS

On December 11, 2009, New Energy Systems Group (“NEWN”) entered into a share exchange agreement with the Company, whereby the Company would merge with and into the NEWN's wholly owned subsidiary Shenzhen E'Jenie Technology Development Co., Ltd.  Pursuant to the Share Exchange Agreement, in exchange for all of the capital stock of the Company, NEWN agreed to issue to the shareholders of the Company an aggregate of 1,823,346 shares of NEWN’s Common Stock with a restrictive legend, and pay $3,000,000. The Company paid $3,000,000 in December of 2009.

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
FINANICAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

Contents

Page
Financial Statements:

Balance Sheet for the Nine Month Ended September 30, 2009 and Year Ended December 31, 2008	F-2

Statements of Income and Comprehensive Income for the nine Months Ended September 30, 2009	F-3

Statements of Cash Flows for the Nine Months Ended September 30, 2009 and 2008	F-3

Notes to Financial Statements	F-4

F-1

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
BALANCE SHEETS

	September 30, 2009	December 31, 2008
	(Unaudited)
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$49,535	$10,293
Accounts receivable	1,683,144	1,526,782
VAT receivable	427,552	512,647
Prepaid income tax	120,280	-
Inventory	579,795	4,932,820

Total current assets	2,860,306	6,982,542

PROPERTY AND EQUIPMENT, NET	329,377	301,284

TOTAL ASSETS	$3,189,683	$7,283,826

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$1,590,297	$2,075,245
Accrued salary	66,793	64,106
Due to shareholders	2,050,081	6,759,723

Total current liabilities	3,707,171	8,899,074

CONTINGENCIES AND COMMITMENTS

STOCKHOLDERS' DEFICIT
Paid in capital	120,818	120,818
Accumulated other comprehensive loss	(146,695)	(145,869)
Accumulated deficit	(491,611)	(1,590,197)

Total stockholders' deficit	(517,488)	(1,615,248)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,189,683	$7,283,826

The accompanying notes are an integral part of these financial statements.

F-2

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

	NINE MONTHS ENDED SEPTEMBER 30,
	2009	2008

Net sales	$13,859,460	$8,807,981

Cost of goods sold	(12,373,107)	(8,678,169)

Gross profit	1,486,353	129,812

Operating expenses
Selling expenses	(115,730)	(119,262)
General and administrative expenses	(280,727)	(267,974)

Total operating expenses	(396,457)	(387,236)

Income (loss) from operations	1,089,896	(257,424)

Non-operating income (expenses)
Interest income	8,756	5,806
Financial expenses	(67)	(72)

Total non-operating income, net	8,689	5,734

Net income (loss)	1,098,585	(251,690)

Other comprehensive item
Foreign currency translation	(826)	(99,430)

Comprehensive income (loss)	$1,097,759	$(351,120)

The accompanying notes are an integral part of these financial statements.

F-3

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
STATEMENTS OF CASH FLOWS (UNAUDITED)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,098,585	$(251,690)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	39,401	38,548
(Increase) decrease in current assets:
Accounts receivable	(155,040)	66,201
VAT receivable	85,477	(101,284)
Prepaid income tax	(120,226)	-
Inventory	4,355,093	(1,311,227)
Increase (decrease) in current liabilities:
Accounts payable	(486,428)	(393,074)
Accrued salary	2,633	2,009

Net cash provided by (used in) operating activities	4,819,495	(1,950,517)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property & equipment	(67,234)	-

Net cash used in investing activities	(67,234)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Due to shareholders / (payment to shareholders)	(4,713,046)	2,004,812

Net cash (used in) provided by financing activities	(4,713,046)	2,004,812

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	27	2,834

NET INCREASE IN CASH & CASH EQUIVALENTS	39,242	57,129

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	10,293	21,765

CASH & CASH EQUIVALENTS, END OF PERIOD	$49,535	$78,894

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income tax paid	$120,226	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

F-4

SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
NOTES TO THE FINANICAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

1. ORGANIZATION AND DISCRIPTION OF BUSINESS

Shenzhen NewPower Technology Co., Ltd. (the “Company” or “NewPower”) was incorporated in Guangdong Province, People’s Republic of China (“PRC”) in 2004. NewPower engages in manufacture of lithium ion batteries for cell phones and other portable devices. The Company’s products include low end cell phone batteries and high capacity batteries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with United States generally accepted accounting principle (“US GAAP”).  The Company’s functional currency is the Chinese Renminbi (RMB); however the accompanying financial statements have been translated and presented in United States Dollars ($).

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable.  Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, the Company didn’t make any allowance at September 30, 2009 and December 31, 2008, respectively.

Inventories

Inventories are valued at lower of cost or net realizable value with cost determined on a weighted average basis. Management compares the cost of inventories with the net realizable value and an allowance is made to write down inventories to net realizable value, if lower.

F-5

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of 5-10 years.

Income Taxes

The Company utilizes Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes,” (codified in FASB ASC Topic 740), which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that were included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (codified in FASB ASC Topic 740) on January 1, 2007. As a result of the implementation of FIN 48, the Company made a comprehensive review of its tax positions in accordance with recognition standards established by FIN 48. As a result of the implementation of Interpretation 48, the Company recognized no material adjustments to liabilities or stockholders’ equity. When tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits is classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income. At September 30, 2009 and December 31, 2008, the Company had no uncertain positions that necessitated recording of tax related liability.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) 104, (codified in FASB ASC Topic 480).  Sales revenue is recognized at shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, the possible return of goods, or when the amount of revenue and the costs incurred or to be incurred in respect of the transaction cannot be measured reliably. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added tax (“VAT”). All Company products are sold in the PRC is subject to Chinese value added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

F-6

Cost of Revenue

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the products.  Write-down of inventory to lower of cost or net realizable value is also recorded in cost of goods sold.

Concentration of Credit Risk

The operations of the Company are in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” (codified in FASB ASC Topic 230), cash flows from the Company's operations are calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Basic and Diluted Net Income (loss) per Share

The Company is a limited company formed under the laws of the PRC. Like LLCs in the United States, limited companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed.  Accordingly, earnings (loss) per share data are not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” (codified in FASB ASC Financial Instruments, Topic 825), requires the Company disclose estimated fair values of financial instruments.  The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income

For financial reporting purposes, RMB were translated into United States dollars (“USD”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet dates. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income (loss)". Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after either balance sheet dates.

The Company uses SFAS 130 “Reporting Comprehensive Income” (codified in FASB ASC Topic 220). Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the nine months ended September 30, 2009 and 2008 included net income and foreign currency translation adjustments.

F-7

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" (codified in FASB ASC Topic 280) requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.  All of the Company's assets are located in the PRC.

New Accounting Pronouncements

On July 1, 2009, the Company adopted Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105 - Generally Accepted Accounting Principles - amendments based on SFAS No. 168 , “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles” (“ASU No. 2009-01”).  ASU No. 2009-01 re-defines authoritative GAAP for nongovernmental entities to be only comprised of the FASB Accounting Standards Codification™ (“Codification”) and, for SEC registrants, guidance issued by the SEC.  The Codification is a reorganization and compilation of all then-existing authoritative GAAP for nongovernmental entities, except for guidance issued by the SEC.  The Codification is amended to effect non-SEC changes to authoritative GAAP.  Adoption of ASU No. 2009-01 only changed the referencing convention of GAAP in Notes to the Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), codified as FASB ASC Topic 810-10, which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after November 15, 2009. The Company does not believe the adoption of SFAS 167 will have an impact on its financial condition, results of operations or cash flows.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“SFAS 166”), codified as FASB Topic ASC 860, which requires entities to provide more information regarding sales of securitized financial assets and similar transactions, particularly if the entity has continuing exposure to the risks related to transferred financial assets. SFAS 166 eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009. The Company does not believe the adoption of SFAS 166 will have an impact on its financial condition, results of operations or cash flows.

F-8

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”) codified in FASB ASC Topic 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. SFAS 165 is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this pronouncement during the second quarter of 2009. SFAS 165 requires that public entities evaluate subsequent events through the date that the financial statements are issued.

In April 2009, the FASB issued FSP No. SFAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” which is codified in FASB ASC Topic 825-10-50. This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting. In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. These additional disclosures are required beginning with the quarter ending June 30, 2009.  This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

In April 2009, the FASB issued FSP No. SFAS 115-2 and SFAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is codified in FASB ASC Topic 320-10. This FSP modifies the requirements for recognizing other-than-temporarily impaired debt securities and changes the existing impairment model for such securities. The FSP also requires additional disclosures for both annual and interim periods with respect to both debt and equity securities. Under the FSP, impairment of debt securities will be considered other-than-temporary if an entity (1) intends to sell the security, (2) more likely than not will be required to sell the security before recovering its cost, or (3) does not expect to recover the security’s entire amortized cost basis (even if the entity does not intend to sell). The FSP further indicates that, depending on which of the above factor(s) causes the impairment to be considered other-than-temporary, (1) the entire shortfall of the security’s fair value versus its amortized cost basis or (2) only the credit loss portion would be recognized in earnings while the remaining shortfall (if any) would be recorded in other comprehensive income. FSP 115-2 requires entities to initially apply the provisions of the standard to previously other-than-temporarily impaired debt securities existing as of the date of initial adoption by making a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The cumulative-effect adjustment potentially reclassifies the noncredit portion of a previously other-than-temporarily impaired debt security held as of the date of initial adoption from retained earnings to accumulate other comprehensive income. The Company adopted FSP No. SFAS 115-2 and SFAS 124-2 beginning April 1, 2009. This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

In April 2009, the FASB issued FSP No. SFAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. SFAS 157-4”). FSP No. SFAS 157-4, which is codified in FASB ASC Topics 820-10-35-51 and 820-10-50-2, provides additional guidance for estimating fair value and emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The Company adopted FSP No. SFAS 157-4 beginning April 1, 2009. This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

F-9

3. INVENTORY

Inventory at September 30, 2009 and December 31, 2008 consisted of raw materials, work in process and finished goods as following:

	2009	2008
Raw Material	$113,740	$117,514
Working In Process	70,311	75,487
Finished Goods	395,744	4,739,819
	$579,795	$4,932,820
4. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at September 30, 2009 and December 31, 2008, respectively:

	2009	2008
Production equipment	$502,006	$437,326
Working In Process	6,645	3,699
Less: Accumulated depreciation	(179,274)	(139,741)
	$329,377	$301,284

The Company purchased its products from four vendors during the nine months ended September 30, 2009 with the vendors accounting for 28%, 18%, 15% and 14% of the total purchases, respectively. Accounts payable to these vendors was $1,176,836 as of September 30, 2009.  For the nine months ended September 30, 2008, four vendors accounted for 27%, 19, 15% and 13% of the total purchases, respectively.  No customer accounted for more than 10% of sales as at September 30, 2009 and 2008.

6. DUE TO SHAREHOLDERS

Due to shareholders represented cash advances from the Company’s shareholders for daily operations, which are unsecured, non-interest bearing and payable upon demand.

7. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises in special districts, which was subject to tax at a statutory rate of 18% for 2008, and 20% for 2009 on income reported in the statutory financial statements after appropriated tax adjustments.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the nine months ended September 30, 2009 and 2008:

	2009	2008
US statutory rate on taxable loss	34.0%	(34.0)%
Tax rate difference	(14.0)%	16.0%
Valuation allowance	-%	18.0%
NOL utilized	(20.0)%	-%
Tax per financial statements	-%	-%

F-10

8. COMMITMENTS

On July 1, 2004, the Company entered into a five-year, non-cancelable, and renewable operating lease with an unrelated third party for monthly rent of approximately $4,000 (RMB 30,000). The lease expired on June 30, 2009. Upon expiration, the Company renewed the lease through August 31, 2012, with a monthly payment of approximately $6,300 (RMB 43,000) from September 1, 2009.

The Company outsourced canteen service to a third party for providing its employees free meals including breakfast, lunch, dinner and late night snack for monthly payment of approximately $11,519 (RMB 80,000), from January 1, 2008 to December 31, 2008, with an option to renew. The Company extended the outsourcing period to August 31, 2010 with monthly payments of approximately $10,980 (RMB 75,000) effective on September 1, 2009.

On April 1, 2009, the Company entered into a four-month commitment with a corporate planning consulting company for promoting the Company’s public image and enhancing its media coverage. The total payment was approximately $29,000 (RMB 200,000). The commitment expired on July 31, 2009. On October 1, 2009, the Company entered into another four-month advertising commitment with the same company through January 31, 2010. The total payment is approximately $29,000 (RMB 200,000).

Future minimum rental and service payments required under these operating leases are as follows as of September 30, 2009 by years:

Amount
2010	$225,500
2011	75,500
2012	69,200
Total	$370,200

Total rental, canteen outsourcing and consulting expenses for the nine months ended September 30, 2009 and 2008 was approximately $144,600 and $141,700, respectively.

9. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

F-11

10. SUBSEQUENT EVENTS

On December 11, 2009, New Energy Systems Group (“NEWN”) entered into a share exchange agreement with the Company, whereby the Company would merge with and into the NEWN's wholly owned subsidiary Shenzhen E'Jenie Technology Development Co., Ltd.  Pursuant to the Share Exchange Agreement, in exchange for all of the capital stock of the Company, NEWN agreed to issue to the shareholders of the Company an aggregate of 1,823,346 shares of NEWN’s Common Stock with a restrictive legend, and pay cash consideration of $3,000,000.

F-12

NEW ENERGY SYSTEMS GROUP
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Contents

Page
Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of September 30, 2009	F-2

Pro Forma Consolidated Statements of Income and Comprehensive income for the nine Months Ended September 30, 2009	F-3

Pro Forma Consolidated Statements of Income and Comprehensive income for the Year Ended December 31, 2008	F-3

Notes to Pro Forma Consolidated Financial Statements	F-4

F-1

NEW ENERGY SYSTEMS GROUP AND
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2009
(UNAUDITED)

	New Energy	Shenzhen Newpower	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$9,453,933	$49,535	$(3,000,000)	B	$6,503,468
Accounts receivable, net	6,455,354	1,683,144	-		8,138,498
VAT receivables	-	427,552	-		427,552
Prepaid income tax	-	120,280	-		120,280
Inventory	208,026	579,795	-		787,821

TOTAL CURRENT ASSETS	16,117,313	2,860,306	(3,000,000)		15,977,619

NONCURRENT ASSETS
Property and equipment, net	694,465	329,377	-		1,023,842
Intangible assets	810,352	-	7,010,883	C	7,821,235
Goodwill			9,611,016	A	9,611,016

TOTAL NONCURRENT ASSETS

TOTAL ASSETS	$17,622,130	$3,189,683	$13,621,899		$34,433,712

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$2,662,632	$1,590,297	$-		$4,252,929
Accrued liabilities and other payables	-	66,793	-		66,793
Tax payable	360,486	-	-		360,486
Due to shareholders	-	2,050,081	-		2,050,081
Loan payable to related party	174,600	-	-		174,600

TOTAL CURRENT LIABILITIES	3,197,718	3,707,171	-		6,904,889

DEFERRED TAX LIABILITY	-	-	1,402,177	D	1,402,177

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock	7,576	-	-		7,576
Common Stock	5,446	-	1,823	A	7,269
Additional paid in capital	16,999,362	120,818	11,579,593	A	28,699,773
Statutory reserve	994,429	-	-	A	994,429
Accumulated other comprehensive income (Loss)	1,078,457	(146,695)	146,695	A	1,078,457
Accumulated deficit	(4,660,858)	(491,611)	491,611	A	(4,660,858)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	14,424,412	(517,488)	12,219,722		26,126,646

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,622,130	$3,189,683	$13,621,899		$34,433,712

(1)	Source: unaudited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) as of September 30, 2009 as filed in Quarterly Report on Form 10Q filed with the SEC on November 17, 2009.
(2)	Source: unaudited financial statements of Shenzhen Newpower Technology Co., Ltd. included in this 8-K.

(A)	Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price over net assets of $9,611,016 is allocated to goodwill.
(B)	Payment of $3 million for the cash portion of the acquisition price.
(C)	Recording fair value of intangible assets of $7,010,883.
(D)	Deferred tax liabilities on intangible assets acquired.

See accompanying notes to pro forma consolidated financial statements.

F-2

 NEW ENERGY SYSTEMS GROUP AND
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED)

	New Energy (1)	Shenzhen NewPower (2)	Pro Forma Adjustments		Pro Forma Consolidated
	(historical)	(historical)

Net Revenue	$15,858,311	$13,859,460	$-		$29,717,771
Cost of Revenue	11,098,279	12,373,107	-		23,471,386

Gross Profit	4,760,032	1,486,353	-		6,246,385

Operating expenses:
Selling expenses	74,697	115,730	-		190,427
General and administrative expenses	319,198	280,727	618,607	C	1,218,532

Total operating expenses	393,895	396,457	618,607		1,408,959

Income from operations	4,366,137	1,089,896	(618,607)		4,837,426

Non-operating income (expenses):
Interest income (expense)	(66,331)	8,756	-		(57,575)
Finance expenses	-	(67)	-		(67)
Miscellaneous income (expense)	1,346	-	-		1,346

Total non-operating income (expenses)	(64,985)	8,689	-		(56,296)

Income before income tax	4,301,152	1,098,585	(618,607)		4,781,130
Income tax (benefit)	445,538	-	(123,721)	C	321,817

Net income	3,855,614	1,098,585	(494,886)		4,459,313

Other comprehensive item
Foreign currency translation	(65,713)	(826)	-		(66,539)

Comprehensive Income	$3,789,901	$1,097,759	$(494,886)		$4,392,774

Earnings per share - basic	$0.71				$0.61
Earnings per share - diluted	$0.62				$0.56

Weighted average shares outstanding	5,446,105		1,823,346		7,269,451
Diluted average shares outstanding	6,203,680		1,823,346		8,027,026

(1)	Source: unaudited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) for the nine months ended September 30, 2009 as filed in Quarterly Report filed with the SEC on November 17, 2009.
(2)	Source: unaudited financial statements of Shenzhen Newpower Technology Co., Ltd. included in this Form 8-K.
(C)	Amortization of the intangible assets acquired and related income tax.

See accompanying notes to pro forma consolidated financial statements.

F-3

NEW ENERGY SYSTEMS GROUP AND
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2008
(UNAUDITED)

	New Energy	Shenzhen Newpower	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

Net Revenue	$19,716,408	$12,229,973	$-		$31,946,381
Cost of Revenue	14,009,995	11,900,451	-		25,910,446

Gross Profit	5,706,413	329,522	-		6,035,935

Operating expenses:
Selling expenses	135,456	161,668			297,124
General and administrative expenses	586,433	361,068	824,810	C	1,772,311

Total operating expenses	721,889	522,736	824,810		2,069,435

Income (loss) from operations	4,984,524	(193,214)	(824,810)		3,966,500

Non-operating income (expenses):
Interest income (expense)	(38,525)	7,210	-		(31,315)
Finance expenses	-	(100)	-		(100)
Miscellaneous income (expense)	(40,257)	-	-		(40,257)

Total non-operating income (expenses)	(78,782)	7,110	-		(71,672)

Income (loss) before income tax	4,905,742	(186,104)	(824,810)		3,894,828
Income tax (benefit)	454,670	-	(148,466)	C	306,204

Net income (loss)	4,451,072	(186,104)	(676,344)		3,588,624

Other comprehensive item
Foreign currency translation	289,772	(92,942)	-		196,830

Comprehensive Income (loss)	$4,740,844	$(279,046)	(676,344)		$3,785,454

Earnings per share	$0.82				$0.49

Weighted average shares outstanding	5,446,063		1,823,346		7,269,409

(1)	Source: audited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) for the year ended December 31, 2008 as filed in Annual Report on Form 10K filed with the SEC on April 15, 2009.
(2)	Source: unaudited financial statements of Shenzhen Newpower Technology Co., Ltd. included in this Form 8-K.
(C)	Amortization of the intangible assets acquired and related income tax.

See accompanying notes to pro forma consolidated financial statements.

F-4

NEW ENERGY SYSTEMS GROUP AND
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On December 11, 2009, New Energy Systems Group (the "Company") entered into a share exchange agreement (the "Share Exchange Agreement") with Shenzhen NewPower Technology Co., Ltd. ("NewPower"), whereby NewPower would merge with and into the Company's wholly-owned subsidiary Shenzhen E'Jenie Technology Development Co., Ltd. Pursuant to the Share Exchange Agreement, in exchange for all the capital stock of NewPower, the Company issued the shareholders of NewPower 1,823,346 shares of the Company's Common Stock with a restrictive legend, and agreed to pay US $3,000,000. The acquisition was completed January 12, 2010.

The accompanying pro forma consolidated balance sheet presents the accounts of New Energy and NewPower as if the acquisition of NewPower by New Energy occurred on September 30, 2009 for balance sheet purposes.  The accompanying pro forma consolidated statements of income and comprehensive income present the accounts of New Energy and NewPower for the nine months ended September 30, 2009 and for the year ended December 31, 2008 as if the acquisition occurred on January 1, 2009 and January 1, 2008, respectively.  The fair values of the assets acquired and liabilities assumed at agreement date are used for the purpose of purchase price allocation.  The excess purchase price over net assets of $9,611,016 is allocated to goodwill.

The following adjustments would be required if the acquisition of NewPower by New Energy occurred as indicated above:

A)	Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price over net assets of $9,611,016 is allocated to goodwill.

B)	Payment of $3 million for the cash consideration portion of the acquisition price.

C)	Recording fair value of intangible assets of $7,010,883.

D)	Deferred tax liabilities on intangible assets acquired.

F-5

NEW ENGEGY SYSTEMS GROUP
ANYTONE INTERNATIONAL (H.K.) CO., LTD
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Contents

Page
Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of September 30, 2009	F-2

Pro Forma Consolidated Statements of Income and Comprehensive Income for the nine Months Ended September 30, 2009	F-3

Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2008	F-4

Notes to Pro Forma Consolidated Financial Statements	F-5

F-1

NEW ENERGY SYSTEMS GROUP
ANYTONE INTERNATIONAL (H.K.) CO., LTD
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2009
 (UNAUDITED)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,544,805
Accounts receivable, net	8,138,498
Advance to employee	434,983
VAT receivables	427,552
Prepaid income tax	120,280
Due from shareholder	921,303
Inventory	1,885,859

TOTAL CURRENT ASSETS	15,473,280

NONCURRENT ASSETS
Property and equipment, net	1,068,044
Intangible assets	22,983,753
Deposit	26,528
Goodwill	29,459,079

TOTAL NONCURRENT ASSETS	53,537,404

TOTAL ASSETS	$69,010,684

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$5,823,113
Accrued liabilities and other payables	138,523
Tax payable	703,445
Due to shareholders	2,050,081
Loan payable to related party	673,368
Dividend payable	872,733
Note payable	5,000,000

TOTAL CURRENT LIABILITIES	15,261,263

DEFERRED TAX LIABILITY	4,434,680

STOCKHOLDERS' EQUITY
Preferred Stock	7,576
Common Stock	10,863
Additional paid in capital	51,884,273
Statutory reserve	994,429
Accumulated other comprehensive income	1,078,458
Accumulated deficit	(4,660,858)

TOTAL STOCKHOLDERS' EQUITY	49,314,741

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$69,010,684

See accompanying notes to pro forma consolidated financial statements.

F-2

 NEW ENERGY SYSTEMS GROUP
ANYTONE INTERNATIONAL (H.K.) CO., LTD
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED)

Net Revenue	$47,048,315
Cost of Revenue	36,168,434

Gross Profit	10,879,881

Operating expenses:
Selling expenses	405,060
General and administrative expenses	3,015,608

Total operating expenses	3,420,668

Income from operations	7,459,213

Non-operating income (expenses):
Interest expense	(44,224)
Finance expenses	(380)
Miscellaneous income	1,346

Total non-operating expenses, net	(43,258)

Income before income tax	7,415,955
Income tax	848,782

Net income	6,567,173

Other comprehensive item
Foreign currency translation loss	(65,692)

Comprehensive Income	$6,501,481

Earnings per share - basic	$0.60
Earnings per share - diluted	$0.57

Weighted average shares outstanding	10,863,390
Diluted average shares outstanding	11,620,965

See accompanying notes to pro forma consolidated financial statements.

F-3

NEW ENERGY SYSTEMS GROUP
ANYTONE INTERNATIONAL (H.K.) CO., LTD
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2008
 (UNAUDITED)

Net Revenue	$42,028,223
Cost of Revenue	33,237,435

Gross Profit	8,790,788

Operating expenses:
Selling expenses	532,294
General and administrative expenses	3,935,834

Total operating expenses	4,468,128

Income from operations	4,322,660

Non-operating income (expenses):
Interest expense	(25,582)
Finance expenses	(1,156)
Miscellaneous expense	(40,257)

Total non-operating expenses, net	(66,995)

Income before income tax	4,255,665
Income tax	334,513

Net income	3,921,152

Other comprehensive item
Foreign currency translation gain	277,338

Comprehensive Income	$4,198,490

Earnings per share	$0.36

Weighted average shares outstanding	10,863,348

See accompanying notes to pro forma consolidated financial statements.

F-4

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
SHENZHEN NEWPOWER TECHNOLOGY CO., LTD
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On November 19, 2009, New Energy Systems Group (the "Company" or “New Energy”) entered into a share exchange agreement (the "Share Exchange Agreement") with Anytone International (H.K.) Co., Ltd. ("Anytone International") and Shenzhen Anytone Technology Co., Ltd. ("Anytone"). Anytone is a subsidiary of Anytone International. Pursuant to the Share Exchange Agreement, the Company issued the shareholders of Anytone International 3,593,939 shares of the Company's Common Stock with a restrictive legend, and agreed to pay US $10,000,000. The acquisition was completed December 7, 2009. The Company paid $5,000,000 as of March 10, 2010. The remaining $5,000,000 will be paid on or before June 30, 2010 with no interest.

On December 11, 2009, New Energy entered into a share exchange agreement (the "Share Exchange Agreement") with Shenzhen NewPower Technology Co., Ltd. ("NewPower"), whereby NewPower would merge with and into the Company's wholly-owned subsidiary Shenzhen E'Jenie Technology Development Co., Ltd. Pursuant to the Share Exchange Agreement, in exchange for all the capital stock of NewPower, the Company issued the shareholders of NewPower 1,823,346 shares of the Company's Common Stock with a restrictive legend, and agreed to pay US $3,000,000 upon demand. The Company paid $3,000,000 in December of 2009 and the acquisition was completed January 12, 2010.

The accompanying pro forma consolidated balance sheet presents the accounts of New Energy, Anytone International and NewPower as if the acquisitions of Anytone International and NewPower by New Energy occurred on September 30, 2009 for balance sheet purposes.  The accompanying pro forma consolidated statements of income and comprehensive income present the accounts of New Energy, Anytone International and NewPower for the nine months ended September 30, 2009 and for the year ended December 31, 2008 as if the acquisitions occurred on January 1, 2009 and January 1, 2008, respectively.  The fair values of the assets acquired and liabilities assumed at agreement date are used for the purpose of purchase price allocation.

Please refer to individual consolidated pro forma footnote for each of the acquisition of Anytone International and NewPower by New Energy for the adjustments that would be required if each acquisition by New Energy occurred as indicated above.

F-5